Exhibit 99(a)

Revised Descriptions of Our Businesses Based on Our New Organization (Pages 1-7)

Exhibit 99(a)

Revised Descriptions of Our Businesses Based on Our New Organization (Pages 1-7)

PART I

Item 1. Business.

General Electric Capital Services, Inc.

General Electric Capital Services, Inc. (GE Capital Services or GECS) was incorporated in 1984 in Delaware. All of our outstanding common stock is owned, directly or indirectly, by General Electric Company (GE Company or GE). Our principal subsidiary, General Electric Capital Corporation (GE Capital or GECC), which we wholly-own, conducts most of GE’s financial services operations.

We operate in five segments described below. These operations are subject to a variety of regulations in their respective jurisdictions. Our services are offered primarily in North America, Europe and Asia.

Our principal executive offices are located at 3135 Easton Turnpike, Fairfield, CT, 06828-0001. At December 31, 2007, our employment totaled approximately 80,500.

Our financial information, including filings with the U.S. Securities and Exchange Commission (SEC), is available at www.ge.com/secreports. Copies are also available, without charge, from GE Corporate Investor Communications, 3135 Easton Turnpike, Fairfield, CT, 06828-0001. Reports filed with the SEC may be viewed at www.sec.gov or obtained at the SEC Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. References to our website addressed in this report are provided as a convenience and do not constitute, or should be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this report.

General Electric Capital Corporation

GE Capital was incorporated in 1943 as successor to a 1932 company in the State of New York under the provisions of the New York Banking Law relating to investment companies. GE contributed all of GE Capital’s stock to us in June 1984 upon our formation. On July 2, 2001, GE Capital changed its state of incorporation to Delaware. Financing and services offered by GE Capital are diversified, a significant change from the original business of GE Capital, which was, financing distribution and sale of consumer and other GE products. Currently, GE manufactures few of the products financed by GE Capital.

Operating Segments

As described in our Form 8-K filed July 25, 2008, GE, our parent, reorganized its businesses effective July 25, 2008. GE believes that this new organizational structure simplifies the company and aligns businesses for growth and efficiency.

GE’s five operating segments as of July 25, 2008, were as follows:

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GE Technology Infrastructure – the combination of GE’s previous Healthcare segment, the Aviation and Transportation businesses of our previous GE Infrastructure segment and the Enterprise Solutions business of GE’s previous Industrial Products segment

•
GE Energy Infrastructure – the combination of GE’s Energy (including GE’s motors business which was previously reported in GE’s Industrial Products segment), Oil & Gas and Water & Process Technologies businesses of our previous GE Infrastructure segment

•
GE Capital Finance – the combination of our previous GE Commercial Finance and GE Money segments and the Aviation Financial Services, Transportation Finance and Energy Financial Services businesses of our previous GE Infrastructure segment

•	GE NBC Universal – unchanged

•	GE Consumer & Industrial – the GE Consumer & Industrial business (excluding the motors business) of GE’s previous Industrial Products segment

As a result of our parent’s reorganization, our chief executive officer also reorganized our businesses into five operating segments based upon how our management allocates resources and assesses performance as follows:

•	Commercial Lending and Leasing (CLL) – our previous GE Commercial Finance segment less our Real Estate business

•	Real Estate – unchanged, previously reported in our GE Commercial Finance segment

•	GE Money – unchanged

•	GECAS – the combination of Aviation Financial Services and Transportation Finance, previously reported in our GE Infrastructure segment

•	Energy Financial Services – previously reported in our GE Infrastructure segment

A summary description of each of our operating segments follows.

We will also continue our longstanding practice of providing supplemental information for certain businesses within the segments.

During the fourth quarter of 2007, we transferred the Equipment Services business from our previous GE Industrial Products segment to the CLL segment, where a portion of the business is reported in Capital Solutions.

CLL

CLL (37.9%, 42.1% and 43.3% of total GECS revenues in 2007, 2006 and 2005, respectively) offers a broad range of financial services worldwide. We have particular mid-market expertise, and offer loans, leases and other financial services to customers, including manufacturers, distributors and end-users for a variety of equipment and major capital assets. These assets include industrial-related facilities and equipment; vehicles; corporate aircraft; and equipment used in many industries, including the construction, manufacturing, transportation, telecommunications and healthcare industries.

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During 2007, we made a number of acquisitions, the most significant of which were Trustreet Properties, Inc., Diskont und Kredit AG and Disko Leasing GmbH (DISKO) and ASL Auto Service-Leasing GmbH (ASL), the leasing businesses of KG Allgemeine Leasing GmbH & Co., and Sanyo Electric Credit Co., Ltd.

We operate in a highly competitive environment. Our competitors include commercial banks, investment banks, leasing companies, financing companies associated with manufacturers, and independent finance companies. Competition related to our lending and leasing operations is based on price, that is interest rates and fees, as well as deal structure and terms. Profitability is affected not only by broad economic conditions that affect customer credit quality and the availability and cost of capital, but also by successful management of credit risk, operating risk and market risks such as interest rate and currency exchange risks. Success requires high quality risk management systems, customer and industry specific knowledge, diversification, service and distribution channels, strong collateral and asset management knowledge, deal structuring expertise and the ability to reduce costs through technology and productivity.

Our headquarters are in Norwalk, Connecticut with offices throughout North America, Europe, Asia and Latin America.

For further information about revenues, segment profit and total assets for CLL, see the Segment Operations section of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and note 17 in Exhibit 99(c).

Capital Solutions

Capital Solutions offers a broad range of financial services worldwide, and has particular mid-market expertise, offering loans, leases, inventory finance, transport solutions and other financial services to customers, including manufacturers, dealers and end-users for a variety of equipment and major capital assets. These assets include retail facilities; vehicles; corporate aircraft; and equipment used in many industries, including the construction, transportation, technology, and manufacturing industries.

Real Estate

Real Estate (9.8%, 8.2% and 6.4% of total GECS revenues in 2007, 2006 and 2005, respectively) offers a comprehensive range of capital and investment solutions, including equity capital for acquisition or development, as well as fixed and floating rate mortgages for new acquisitions or re-capitalizations of commercial real estate worldwide. Our business finances, with both equity and loan structures, the acquisition, refinancing and renovation of office buildings, apartment buildings, retail facilities, parking facilities and industrial properties. Our typical real estate loans are intermediate term, may be either senior or subordinated, fixed or floating-rate, and are secured by existing income-producing commercial properties. Certain of our originations of low loan-to-value loans are conducted for term securitization within one year; certain of our equity investments, including properties we acquire for investment, are sold under favorable market conditions. We invest in, and provide restructuring financing for, portfolios of mortgage loans, limited partnerships and tax-exempt bonds.

In the normal course of our business operations, we sell certain real estate equity investments when it is economically advantageous for us to do so. However, as real estate values are affected by certain forces beyond our control (e.g., market fundamentals and demographic conditions), it is difficult to predict with certainty the level of future sales or sales prices. Rental income generally approximates operating expenses, which include depreciation and amortization.

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We operate in a highly competitive environment. Our competitors include banks, financial institutions, real estate companies, real estate investment funds and other financial companies. Competition in our equity investment business is primarily based on price, and competition in our lending business is primarily based on interest rates and fees, as well as deal structure and terms. As we compete globally, our success is sensitive to the economic and political environment of each country in which we do business.

Our headquarters are in Norwalk, Connecticut with offices throughout North America, Mexico, Europe, Australia and Asia.

For further information about revenues, segment profit and total assets for Real Estate, see the Segment Operations section of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and note 17 in Exhibit 99(c).

GE Money

GE Money (34.4%, 31.8% and 30.5% of total GECS revenues in 2007, 2006 and 2005, respectively) is a leading provider of financial services to consumers and retailers in over 50 countries around the world. We offer a full range of innovative financial products to suit customers’ needs. These products include private-label credit cards; personal loans; bank cards; auto loans and leases; mortgages; debt consolidation; home equity loans; corporate travel and purchasing cards; deposit and other savings products; and small and medium enterprise lending on a global basis.

In December 2007, we sold our U.S. mortgage business (WMC). In September 2007, we committed to a plan to sell our Japanese personal loan business (Lake). During the second quarter of 2008, we committed to sell GE Money Japan, which is comprised of Lake and our Japanese mortgage and card businesses, excluding our minority ownership in GE Nissen Credit Co., Ltd. During the third quarter of 2008, we completed the sale of GE Money Japan.

In 2007, as part of our continued global expansion, we made a number of acquisitions, the most significant of which was a 33% stake in Bank of Ayudhya and private label credit card portfolios of Chevron and Lowe’s.

Our operations are subject to a variety of bank and consumer protection regulations. Further, a number of countries have ceilings on rates chargeable to consumers in financial service transactions. We are subject to competition from various types of financial institutions including commercial banks, leasing companies, consumer loan companies, independent finance companies, manufacturers’ captive finance companies, and insurance companies. Industry participants compete on the basis of price, servicing capability, promotional marketing, risk management, and cross selling. The markets in which we operate are also subject to the risks from fluctuations in retail sales, interest and currency exchange rates, and the consumer’s capacity to repay debt.

Our headquarters are currently in London, England and our operations are located in North America, South America, Europe, Australia and Asia.

For further information about revenues, segment profit and total assets for GE Money, see the Segment Operations section of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and note 17 in Exhibit 99(c).

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GECAS

GECAS (6.7%, 7.1% and 6.7% of total GECS revenues in 2007, 2006 and 2005, respectively) is a global leader in commercial aircraft leasing and finance, delivering fleet and financing solutions for commercial aircraft. Our airport financing and development unit provides debt and equity solutions for airport acquisition, construction and expansion; project finance for airport facilities including terminals, cargo facilities and parking structures; and consulting services focusing on the development and investment in regional airports and terminals. GECAS also offers a wide array of products including leases, debt and equity investment to the global transportation industry (marine, rail and intermodal).

We operate in a highly competitive environment. Our competitors include aircraft manufacturers, banks, financial institutions, equity investors, and other finance and leasing companies. Competition is based on lease rate financing terms, aircraft delivery dates, condition and availability, as well as available capital demand for financing.

Our headquarters are in Stamford, Connecticut and Shannon, Ireland with offices throughout North America, Europe, Middle East, Asia and South America.

For further information about revenues, segment profit and total assets for GECAS, see the Segment Operations section of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and note 17 in Exhibit 99(c).

Energy Financial Services

Energy Financial Services (3.3%, 2.7% and 2.5% of total GECS revenues in 2007, 2006 and 2005, respectively) offers structured equity, debt, leasing, partnership financing, project finance and broad-based commercial finance to the global energy and water industries and invests in operating assets in these industries.

During 2007, we acquired a controlling interest in Regency Energy Partners LP, a midstream master limited partnership engaged in the gathering, processing, transporting and marketing of natural gas and gas liquids.

We operate in a highly competitive environment. Our competitors include banks, financial institutions, energy and water companies, and other finance and leasing companies. Competition is primarily based on price, that is interest rates and fees, as well as deal structure and terms. As we compete globally, our success is sensitive to the economic and political environment of each country in which we do business.

Our headquarters are in Stamford, Connecticut with offices throughout North America, Europe, Asia and the Middle East.

For further information about revenues, segment profit and total assets for Energy Financial Services, see the Segment Operations section of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and note 17 in Exhibit 99(c).

Discontinued Operations

Discontinued operations comprised GE Money Japan; WMC; GE Life, our U.K.-based life insurance operation; the property and casualty insurance and reinsurance businesses and the European life and health operations of GE Insurance Solutions Corporation (GE Insurance Solutions); and Genworth Financial, Inc. (Genworth), our formerly

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wholly-owned subsidiary that conducted most of our consumer insurance business, including life and mortgage insurance operations.

For further information about Discontinued Operations, see the Segment Operations section of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations and note 2 in Exhibit 99(c).

Regulations and Competition

Our activities are subject to a variety of U.S. federal and state regulations including, at the federal level, the Consumer Credit Protection Act, the Equal Credit Opportunity Act and certain regulations issued by the Federal Trade Commission. A majority of states have ceilings on rates chargeable to customers on retail loan transactions, installment loans and revolving credit financing. Our insurance activities are regulated by various state insurance commissions and non-U.S. regulatory authorities. We are a unitary diversified savings and loan holding company by virtue of owning a federal savings bank in the U.S.; as such, we are subject to holding company supervision by the Office of Thrift Supervision. Our global operations are subject to regulation in their respective jurisdictions. To date, compliance with such regulations has not had a material adverse effect on our financial position or results of operations.

The businesses in which we engage are highly competitive. We are subject to competition from various types of financial institutions, including banks, thrifts, investment banks, broker-dealers, credit unions, leasing companies, consumer loan companies, independent finance companies, finance companies associated with manufacturers and insurance and reinsurance companies.

Business and Economic Conditions

Our businesses are generally affected by general business and economic conditions in countries in which we conduct business. When overall economic conditions deteriorate in those countries, there generally are adverse effects on our operations, although those effects are dynamic and complex. For example, a downturn in employment or economic growth in a particular national or regional economy will generally increase the pressure on customers, which generally will result in deterioration of repayment patterns and a reduction in the value of collateral. However, in such a downturn, demand for loans and other products and services we offer may actually increase. Interest rates, another macro-economic factor, are important to our businesses. In the lending and leasing businesses, higher real interest rates increase our cost to borrow funds, but also provide higher levels of return on new investments. For our operations, such as the insurance activities, that are linked less directly to interest rates, rate changes generally affect returns on investment portfolios.

Forward-Looking Statements

This document contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could adversely or positively affect our future results include: the behavior of financial markets, including fluctuations in interest and exchange rates, commodity and equity prices and the value of financial assets; continued volatility and further deterioration of the capital markets; the commercial and consumer credit environment; the impact of regulation and regulatory, investigative and legal actions; strategic actions, including acquisitions and dispositions; future integration of acquired businesses; future financial performance of major industries which we

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serve, including, without limitation, the air and rail transportation, energy generation, media, real estate and healthcare industries; and numerous other matters of national, regional and global scale, including those of a political, economic, business and competitive nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We have not updated our forward-looking statements made as of the original filing date of our Annual Report on Form 10-K for the year ended December 31, 2007, to account for subsequent events.

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